FNFV Reports Fourth Quarter 2014 Results With Completion of Several Monetization Efforts and $1.4 Billion Book Value of Portfolio Company Investments, or $14.84 Per Share
Jacksonville, Fla. -- (February 18, 2015) -- FNFV (NYSE:FNFV), a tracking stock established to highlight the inherent value of the portfolio companies of Fidelity National Financial, Inc. (NYSE:FNF), today reported operating results for the three-month and twelve-month periods ended December 31, 2014.

•	Total revenue of approximately $398 million in the fourth quarter versus $395 million in the fourth quarter of 2013

•	Fourth quarter adjusted diluted EPS of $0.12 versus adjusted diluted EPS of $0.07 in the fourth quarter of 2013

•	Adjusted EBITDA of $26 million for the fourth quarter versus adjusted EBITDA of $23 million for the fourth quarter of 2013

•	Fourth quarter FNFV free cash flow provided of $89 million versus $78 million provided in the fourth quarter of 2013

Restaurant Group

•
Approximately $369 million in total revenue, adjusted EBITDA of $28 million and adjusted EBITDA margin of 7.3% for the fourth quarter versus approximately $370 million in total revenue, adjusted EBITDA of $23 million and an adjusted EBITDA margin of 6.2% in the fourth quarter of 2013

•
American Blue Ribbon Holdings generated $316 million in total revenue and adjusted EBITDA of more than $22 million; same store sales increased approximately 2% in the fourth quarter, with O'Charley's and Ninety Nine leading the way at 2% and 6%, respectively, both exceeding the Knapp-Track U. S. Casual Dining Index of 1.5% same store sales growth

•
J. Alexander's produced $53 million in total revenue and adjusted EBITDA of nearly $6 million; same store sales growth was approximately 5% at both the J. Alexander's and Stoney River concepts in the fourth quarter

Ceridian HCM

•	Fourth quarter total revenue of approximately $227 million, a 5% decline from the fourth quarter of 2013, a pre-tax loss of $5 million, EBITDA of more than $34 million and an EBITDA margin of 15%

Digital Insurance

•
Fourth quarter total revenue of $25 million, a 28% increase over the fourth quarter of 2013; pre-tax loss of $1 million, EBITDA of more than $4 million, a 29% increase over the fourth quarter of 2013 and a fourth quarter EBITDA margin of nearly 18%

Monetization Initiatives

•
Closed the sale of Comdata to Fleetcor in November 2014; FNFV now indirectly owns approximately 2.4 million shares of Fleetcor common stock, 75% of which is subject to a six-month lockup period and 25% of which has been placed in an escrow account and is scheduled to be released ratably over a three-year period; current value of the Fleetcor investment is approximately $360 million

•	Completed the tax-free distribution of Remy common stock to FNFV shareholders on December 31, 2014; distributed approximately 16.6 million shares of Remy valued at approximately $350 million

•
J. Alexander's announced filing an initial registration statement with the SEC related to the proposed initial offering of its common stock in October 2014; FNFV now intends to pursue a tax-free spin-off of J. Alexander's to FNFV shareholders

•	J. Alexander's paid FNFV $14.6 million, of which $10 million was principal, reducing the loan balance from FNFV to J. Alexander's to $10 million

“We completed several monetization events at FNFV this quarter,” said Chairman William P. Foley, II. “The sale of Comdata for Fleetcor common shares has brought FNFV an attractive, liquid investment in an innovative, industry-leading company. The tax-free distribution of Remy common shares provided a tax efficient monetization event for our shareholders. The J. Alexander's spin-off will make it a publicly traded common stock that will provide liquidity and a market valuation for that business. We also announced a 10 million share stock repurchase authorization during the fourth quarter and have repurchased approximately 539,000 shares to date. We also intend to use FNFV holding company liquidity to pursue a Dutch tender auction offer to repurchase up to 12 million shares of FNFV common stock. More details will be forthcoming at the launch of the tender offer."

Conference Call
We will host a call with investors and analysts to discuss fourth quarter 2014 results of FNFV on Thursday, February 19, 2015, beginning at 12:00 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 2:00 p.m. Eastern time on February 19, 2015, through February 26, 2015, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 351179.

About FNF
Fidelity National Financial, Inc. (FNF) is organized into two groups, FNF Core (NYSE: FNF) and FNF Ventures (NYSE: FNFV). Through our Core operations, FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, LLC and ServiceLink Holdings, LLC. In addition, in our FNFV group, we own majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, J. Alexander’s, LLC, Ceridian HCM, Inc., Fleetcor Technologies, Inc. and Digital Insurance, Inc. More information about FNF can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Tender Offer Statement
This press release is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of FNFV Group common stock. The solicitation and offer to buy shares of FNFV Group common stock will only be made pursuant to the offer to purchase and related materials that FNF will send to its FNFV stockholders. FNFV stockholders should read those materials carefully because they will contain important information, including the various terms and conditions of the tender offer.  FNFV stockholders will be able to obtain free copies of these materials and other documents filed by FNF with the Securities and Exchange Commission when available at www.sec.gov or at the FNF Investor Relations website at www.fnf.com.

Forward-Looking Statements
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNF on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

 FIDELITY NATIONAL FINANCIAL VENTURES
FOURTH QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
December 31, 2014
Operating revenue	$409	$381	$28
Realized gains and losses	(11)	(12)	1
Total revenue	398	369	29

Personnel costs	56	17	39
Other operating expenses	25	15	10
Cost of restaurant revenue	321	321	—
Depreciation and amortization	18	13	5
Interest expense	2	3	(1)
Total expenses	422	369	53

Pre-tax loss from continuing operations	$(24)	$—	$(24)

Non-GAAP adjustments before taxes
Realized loss (gain), net adjustment	$11	$12	$(1)
FNFV incentive plan accrual	19	—	19
Purchase price amortization	8	4	4
Total non-GAAP adjustments before taxes	$38	$16	$22

Adjusted pre-tax earnings from continuing operations	$14	$16	$(2)
Adjusted pre-tax margin from continuing operations	3.4%	4.2%	—

Purchase price amortization	(8)	(4)	(4)
Interest expense	2	3	(1)
Depreciation and amortization	18	13	5

Adjusted EBITDA	$26	$28	$(2)
Adjusted EBITDA margin	6.4%	7.3%	—

FIDELITY NATIONAL FINANCIAL VENTURES
FOURTH QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
December 31, 2014

Pre-tax loss from continuing operations	$(24)	$—	$(24)

Income tax expense	163	1	162
Earnings from equity investments	474	—	474
Earnings from discontinued operations, net of tax	8	—	8
Non-controlling interests	3	(2)	5

Net earnings attributable to FNFV common shareholders	$292	$1	$291

EPS attributable to FNFV common shareholders - basic	$3.17	$0.01	$3.16
EPS attributable to FNFV common shareholders - diluted	$3.14	$0.01	$3.13

FNFV weighted average shares - basic	92
FNFV weighted average shares - diluted	93

Total non-GAAP, pre-tax adjustments	$38	$16	$22
FNFV portion of gain on sale of Comdata	(490)	—	(490)
Impairment of Fidelity National Environmental Solutions investment	15	—	15
Income taxes on non-GAAP adjustments	169	(3)	172
Noncontrolling interest on non-GAAP adjustments	(8)	(8)	—
Total non-GAAP adjustments	(276)	5	(281)

Adjusted net earnings attributable to FNFV common shareholders	$16	$6	$10

Adjusted EPS attributable to FNFV common shareholders - diluted	$0.17	$0.06	$0.11

Adjusted net earnings attributable to FNFV common shareholders	$16	$6	$10
Earnings from discontinued operations, net of tax	(8)	—	(8)
Non-controlling interests on discontinued operations	4	—	4
Net earnings from continuing operations attributable to FNFV common shareholders	$12	$6	$6

Adjusted EPS from continuing operations attributable to FNFV common shareholders - diluted	$0.12	$0.06	$0.06

Cash flows provided by operations:	$117

Capital expenditures	28
Free cash flow	$89

FIDELITY NATIONAL FINANCIAL VENTURES
FOURTH QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
December 31, 2013
Operating revenue	$396	$371	$25
Interest and investment income	1	—	1
Realized gains and losses	(2)	(1)	(1)
Total revenue	395	370	25

Personnel costs	55	18	37
Other operating expenses	22	15	7
Cost of restaurant revenue	315	315	—
Depreciation and amortization	14	13	1
Interest expense	2	2	—
Total expenses	408	363	45

Pre-tax (loss) earnings from continuing operations	$(13)	$7	$(20)

Non-GAAP adjustments before taxes
Realized loss, net adjustment	$2	$1	$1
FNFV incentive plan accrual	18	—	18
Purchase price amortization	6	4	2
Total non-GAAP adjustments before taxes	$26	$5	$21

Adjusted pre-tax earnings from continuing operations	$13	$12	$1
Adjusted pre-tax margin from continuing operations	3.3%	3.2%	3.8%

Purchase price amortization	(6)	(4)	(2)
Interest expense	2	2	—
Depreciation and amortization	14	13	1

Adjusted EBITDA	$23	$23	$—
Adjusted EBITDA margin	5.8%	6.2%	—

FIDELITY NATIONAL FINANCIAL VENTURES
FOURTH QUARTER SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Three Months Ended
December 31, 2013

Pre-tax earnings from continuing operations	$(13)	$7	$(20)

Income tax expense	(13)	(3)	(10)
Loss from equity investments	(6)	—	(6)
Earnings from discontinued operations, net of tax	8	—	8
Non-controlling interests	3	3	—

Net earnings attributable to Old FNF common shareholders	$(1)	$7	$(8)

EPS attributable to Old FNF common shareholders - basic	$—	$0.03	$(0.03)
EPS attributable to Old FNF common shareholders - diluted	$—	$0.03	$(0.03)

Old FNF weighted average shares - basic	230
Old FNF weighted average shares - diluted	235

Total non-GAAP, pre-tax adjustments	$26	$5	$21
Ceridian adjustments	10	—	10
Income taxes on non-GAAP adjustments	(12)	(2)	(10)
Noncontrolling interest on non-GAAP adjustments	(1)	(1)	—
Total non-GAAP adjustments	23	2	21

Adjusted net earnings attributable to Old FNF common shareholders	$22	$9	$13

Adjusted EPS attributable to Old FNF common shareholders - diluted	$0.09	$0.04	$0.06

Adjusted net earnings attributable to Old FNF common shareholders	$22	$9	$13
Earnings from discontinued operations, net of tax	(8)	—	(8)
Non-controlling interests on discontinued operations	4	—	4
Net earnings from continuing operations attributable to Old FNF common shareholders	$18	$9	$9

Adjusted EPS from continuing operations attributable to Old FNF common shareholders - diluted	$0.07	$0.04	$0.04

Cash flows provided by operations:	$94
Capital expenditures	16
Free cash flow	$78

 FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Twelve Months Ended
December 31, 2014
Operating revenue	$1,546	$1,436	$110
Interest and investment income	5	—	5
Realized gains and losses	(17)	(13)	(4)
Total revenue	1,534	1,423	111

Personnel costs	170	69	101
Other operating expenses	86	61	25
Cost of restaurant revenue	1,220	1,220	—
Depreciation and amortization	67	52	15
Interest expense	5	8	(3)
Total expenses	1,548	1,410	138

Pre-tax earnings from continuing operations	$(14)	$13	$(27)

Non-GAAP adjustments before taxes
Realized loss, net adjustment	$17	$13	$4
FNFV incentive plan accrual	19	—	19
Purchase price amortization	27	15	12
Total non-GAAP adjustments before taxes	$63	$28	$35

Adjusted pre-tax earnings from continuing operations	$49	$41	$8
Adjusted pre-tax margin from continuing operations	3.2%	2.9%	7.0%

Purchase price amortization	(27)	(15)	(12)
Interest expense	5	8	(3)
Depreciation and amortization	67	52	15

Adjusted EBITDA	$94	$86	$8
Adjusted EBITDA margin	6.1%	6.0%	7.0%

Pre-tax earnings from continuing operations	$(14)	$13	$(27)

Income tax expense	150	1	149
Earnings from equity investments	428	—	428
Earnings from discontinued operations, net of tax	8	—	8
Non-controlling interests	4	2	2

Net earnings attributable to FNF common shareholders	$268	$10	$258

EPS attributable to Old FNF common shareholders - basic	$(0.04)	$0.04	$(0.08)
EPS attributable to Old FNF common shareholders - diluted	$(0.04)	$0.04	$(0.08)

Old FNF weighted average shares - basic	138
Old FNF weighted average shares - diluted	142

EPS attributable to FNFV group common shareholders - basic	$3.04	$—	$3.04
EPS attributable to FNFV group common shareholders - diluted	$3.01	$—	$3.01

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Twelve Months Ended
December 31, 2014

FNFV weighted average shares - basic	46
FNFV weighted average shares - diluted	47
FNFV actual shares outstanding as of December 31, 2014	93

Total Non-GAAP, pre-tax adjustments	$63	$28	$35
Ceridian Comdata gain and other Ceridian legal adjustments	(456)	—	(456)
Impairment of Fidelity National Environmental Solutions investment	15	—	15
Income taxes on non-GAAP adjustments	148	(6)	154
Noncontrolling interest on non-GAAP adjustments	(13)	(13)	—
Total non-GAAP adjustments	(243)	9	(252)

Total adjusted net earnings attributable to FNFV	$25	$19	$6

Total adjusted EPS attributable to FNFV shareholders - diluted*	$0.27	$0.20	$0.06

Adjusted net earnings attributable to FNFV common shareholders	$25	$19	$6
Earnings from discontinued operations, net of tax	(8)	—	(8)
Non-controlling interests on discontinued operations	4	—	4
Net earnings from continuing operations attributable to FNFV common shareholders	$21	$19	$2

Adjusted EPS from continuing operations attributable to FNFV common shareholders*	$0.22	$0.20	$0.02
* Adjusted EPS is presented as if 93M shares of FNFV group common stock were outstanding for the entire twelve months
Cash flows provided by operations:	$106
Non-GAAP adjustments:
FNFV incentive program payments	57
Other legal matters	16
Total non-GAAP adjustments	73

Adjusted cash flows from operations	179
Capital expenditures	90
Free cash flow	$89

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Twelve Months Ended
December 31, 2013
Operating revenue	$1,495	$1,408	$87
Interest and investment income	4	—	4
Realized gains and losses	(2)	(1)	(1)
Total revenue	1,497	1,407	90

Personnel costs	179	65	114
Other operating expenses	84	65	19
Cost of restaurant revenue	1,204	1,204	—
Depreciation and amortization	65	53	12
Interest expense	5	8	(3)
Total expenses	1,537	1,395	142

Pre-tax (loss) earnings from continuing operations	$(40)	$12	$(52)

Non-GAAP adjustments before taxes
Realized loss, net adjustment	$2	$1	$1
FNFV incentive plan accrual	54	—	54
Purchase price amortization	21	11	10
Total non-GAAP adjustments before taxes	$77	$12	$65

Adjusted pre-tax earnings from continuing operations	$37	$24	$13
Adjusted pre-tax margin from continuing operations	2.5%	1.7%	14.3%

Purchase price amortization	(21)	(11)	(10)
Interest expense	5	8	(3)
Depreciation and amortization	65	53	12

Adjusted EBITDA	$86	$74	$12
Adjusted EBITDA margin	5.7%	5.3%	13.2%

FIDELITY NATIONAL FINANCIAL VENTURES
YTD SEGMENT INFORMATION
(In millions)
(Unaudited)

	Total FNFV	Restaurant Group	FNFV Corporate and Other
Twelve Months Ended
December 31, 2013

Pre-tax earnings from continuing operations	$(40)	$12	$(52)

Income tax (benefit) expense	(42)	(4)	(38)
Loss from equity investments	(30)	—	(30)
Earnings (loss) from discontinued operations, net of tax	4	(3)	7
Non-controlling interests	3	4	(1)

Net (loss) earnings attributable to Old FNF common shareholders	$(27)	$9	$(36)

EPS attributable to Old FNF common shareholders - basic	$(0.12)	$0.04	$(0.16)
EPS attributable to Old FNF common shareholders - diluted	$(0.12)	$0.04	$(0.16)

Weighted average shares - basic	230
Weighted average shares - diluted	235

Total non-GAAP, pre-tax adjustments	$77	$12	$65
Income taxes on non-GAAP adjustments	(24)	(4)	(20)
Noncontrolling interest on non-GAAP adjustments	(3)	(3)	—
Total non-GAAP adjustments	50	5	45

Adjusted net earnings attributable to Old FNF common shareholders	$23	$14	$9

Adjusted EPS attributable to Old FNF common shareholders - diluted	$0.10	$0.06	$0.04

Adjusted net earnings attributable to FNFV	$23	$14	$9
Earnings from discontinued operations, net of tax	(4)	3	(7)
Non-controlling interests on discontinued operations	2	(1)	3
Net earnings from continuing operations attributable to FNFV	$21	$16	$5

Adjusted EPS from continuing operations attributable to FNFV common shareholders*	$0.09	$0.07	$0.02

Cash flows provided by operations:	$130
Non-GAAP adjustments:
Other legal matters	7
Total non-GAAP adjustments	7

Adjusted cash flows from operations	137
Capital expenditures	78
Free cash flow	$59

FIDELITY NATIONAL FINANCIAL VENTURES
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNFV December 31, 2014	FNFV December 31, 2013
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$1,009	$559
Goodwill	206	462
Total assets	1,923	2,616
Notes payable	124	452
Non-controlling interest	137	465
Total equity and redeemable non-controlling interests	1,515	1,639
Total equity attributable to common shareholders	1,378	1,174

	FNF Core	FNFV	Consolidated December 31, 2014	Consolidated December 31, 2013
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,360	$1,009	$5,369	$5,761
Goodwill	4,514	206	4,720	1,901
Title plant	393	—	393	370
Total assets	11,944	1,923	13,867	10,529
Notes payable	2,702	124	2,826	1,323
Reserve for title claim losses	1,621	—	1,621	1,636
Secured trust deposits	622	—	622	588
Redeemable non-controlling interests	717	—	717	—
Non-redeemable non-controlling interests	(60)	137	77	474
Total equity and redeemable non-controlling interests	5,272	1,515	6,787	5,535
Total equity attributable to common shareholders	4,615	1,378	5,993	5,061

FIDELITY NATIONAL FINANCIAL VENTURES
BOOK VALUE SUMMARY
(In millions)
(Unaudited)

FNFV December 31, 2014
Book Value
Ceridian/Fleetcor	$632
American Blue Ribbon Holdings	159
J. Alexander's	100
Digital Insurance	149
Cascade	63
Holding Company Cash	164
Other	111
FNFV Book Value	$1,378

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2014			December 31, 2014
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$478	$478	$—	$1,727	$1,727	$—
Agency title premiums	494	494	—	1,944	1,944	—
Total title premiums	972	972	—	3,671	3,671	—
Escrow, title-related and other fees	707	679	28	2,804	2,694	110
Total title and escrow and other	1,679	1,651	28	6,475	6,365	110

Restaurant revenue	381	—	381	1,436	—	1,436
Interest and investment income	33	33	—	126	121	5
Realized gains and losses	(7)	4	(11)	(13)	4	(17)
Total revenue	2,086	1,688	398	8,024	6,490	1,534

Personnel costs	644	588	56	2,540	2,370	170
Other operating expenses	404	379	25	1,643	1,557	86
Cost of restaurant revenue	321	—	321	1,220	—	1,220
Agent commissions	373	373	—	1,471	1,471	—
Depreciation and amortization	101	83	18	403	336	67
Title claim loss expense	59	59	—	228	228	—
Interest expense	31	29	2	127	122	5
Total expenses	1,933	1,511	422	7,632	6,084	1,548

Earnings (loss) from continuing operations before taxes	153	177	(24)	392	406	(14)
Income tax expense	233	70	163	312	162	150
(Loss) earnings from continuing operations before equity investments	(80)	107	(187)	80	244	(164)
Earnings from equity investments	475	1	474	432	4	428
Net earnings from continuing operations	395	108	287	512	248	264
Earnings (loss) from discontinued operations, net of tax	8	—	8	7	(1)	8
Net earnings	403	108	295	519	247	272
Non-controlling interests	11	8	3	(64)	(68)	4
Net earnings attributable to common shareholders	$392	$100	$292	$583	$315	$268

Cash flows provided by operations	275	158	117	559	453	106

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2013			December 31, 2013
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$423	$423	$—	$1,800	$1,800	$—
Agency title premiums	573	573	—	2,352	2,352	—
Total title premiums	996	996	—	4,152	4,152	—
Escrow, title-related and other fees	376	351	25	1,737	1,650	87
Total title and escrow and other	1,372	1,347	25	5,889	5,802	87

Restaurant revenue	371	—	371	1,408	—	1,408
Interest and investment income	29	28	1	127	123	4
Realized gains and losses	5	7	(2)	16	18	(2)
Total revenue	1,777	1,382	395	7,440	5,943	1,497

Personnel costs	515	460	55	2,061	1,882	179
Other operating expenses	289	267	22	1,273	1,189	84
Cost of restaurant revenue	315	—	315	1,204	—	1,204
Agent commissions	437	437	—	1,789	1,789	—
Depreciation and amortization	32	18	14	133	68	65
Title claim loss expense	70	70	—	291	291	—
Interest expense	18	16	2	73	68	5
Total expenses	1,676	1,268	408	6,824	5,287	1,537

Earnings (loss) from continuing operations before taxes	101	114	(13)	616	656	(40)
Income tax expense (benefit)	27	40	(13)	195	237	(42)
Earnings from continuing operations before equity investments	74	74	—	421	419	2
(Loss) earnings from equity investments	(6)	—	(6)	(26)	4	(30)
Net earnings (loss) from continuing operations	68	74	(6)	395	423	(28)
Earnings from discontinued operations, net of tax	9	1	8	6	2	4
Net earnings (loss)	77	75	2	401	425	(24)
Non-controlling interests	3	—	3	7	4	3
Net earnings (loss) attributable to common shareholders	$74	$75	$(1)	$394	$421	$(27)

Cash flows provided by operations	140	46	94	484	354	130

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